EXHIBIT 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)



                             SONOCO PRODUCTS COMPANY
               (Exact name of obligor as specified in its charter)


South Carolina                                              57-0248420
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Post Office Box 160
Hartsville, South Carolina                                  29551
(Address of principal executive offices)                    (Zip code)

                                  -------------

                                 Debt Securities
                       (Title of the indenture securities)


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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
         Name                                Address
--------------------------------------------------------------------------------

        Superintendent of Banks of           2 Rector Street, New York,
        the State of New York                N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York     33 Liberty Plaza, New York,
                                             N.Y.  10045

        Federal Deposit
        Insurance Corporation                Washington, D.C.  20429

        New York Clearing
        House Association                    New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

        Yes.

2.   Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.  List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of September, 2001.


                                   THE BANK OF NEW YORK



                                   By:       /s/  VAN K. BROWN
                                       ---------------------------------------
                                       Name:    VAN K. BROWN
                                       Title:      VICE PRESIDENT


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                                                                       EXHIBIT 7
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                      Dollar Amounts
                                                                                                                       In Thousands
                                                                                                                       ------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......................................................             $ 2,811,275
   Interest-bearing balances ...............................................................................               3,133,222
Securities:
   Held-to-maturity securities .............................................................................                 147,185
   Available-for-sale securities ...........................................................................               5,403,923
Federal funds sold and Securities purchased under agreements to resell .....................................               3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale ..........................................................................                  74,702
   Loans and leases, net of unearned income ................................................................              37,471,621
   LESS: Allowance for loan and lease losses ...............................................................                 599,061
   Loans and leases, net of unearned income and allowance ..................................................              36,872,560
Trading Assets .............................................................................................              11,757,036
Premises and fixed assets (including capitalized leases) ...................................................                 768,795
Other real estate owned ....................................................................................                   1,078
Investments in unconsolidated subsidiaries and associated companies ........................................                 193,126
Customers' liability to this bank on acceptances outstanding ...............................................                 592,118
Intangible assets
   Goodwill ................................................................................................               1,300,295
   Other intangible assets .................................................................................                 122,143
Other assets ...............................................................................................               3,676,375
                                                                                                                         -----------
Total assets ...............................................................................................             $70,232,359
                                                                                                                         ===========
LIABILITIES
Deposits:
   In domestic offices .....................................................................................             $25,962,242
   Noninterest-bearing .....................................................................................              10,586,346
   Interest-bearing ........................................................................................              15,395,896
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ...........................................              24,862,377
   Noninterest-bearing .....................................................................................                 373,085
   Interest-bearing ........................................................................................              24,489,292
Federal funds purchased and securities sold under agreements to repurchase .................................               1,446,874
Trading liabilities ........................................................................................               2,373,361
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases) ...............................               1,381,512
Bank's liability on acceptances executed and outstanding ...................................................                 592,804
Subordinated notes and debentures ..........................................................................               1,646,000
Other liabilities ..........................................................................................               5,373,065
                                                                                                                         -----------
Total liabilities ..........................................................................................             $63,658,235
                                                                                                                         ===========
EQUITY CAPITAL
Common stock ...............................................................................................               1,135,284
Surplus ....................................................................................................               1,008,773
Retained earnings ..........................................................................................               4,426,033
Accumulated other comprehensive income .....................................................................                   4,034
Other equity capital components ............................................................................                       0
                                                                                                                         -----------
Total equity capital .......................................................................................               6,574,124
                                                                                                                         -----------
Total liabilities and equity capital .......................................................................             $70,232,359
                                                                                                                         ===========

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         I, Thomas J.  Mastro,  Senior Vice  President  and  Comptroller  of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                                 Directors
Alan R. Griffith